UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PFNX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2020, Pfenex Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 34,220,401 shares of our common stock outstanding as the record date of March 12, 2020, 30,863,292 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 90% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

Proposal One—Election of Class III Directors. The following nominees were elected as Class III directors to serve until the 2023 annual meeting of stockholders or until his successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Jason Grenfell-Gardner	18,517,502	6,377,853	5,967,937
Evert Schimmelpennink	18,741,198	6,154,157	5,967,937

Proposal Two—Advisory Vote on Named Executive Officers Compensation. The advisory vote to approve the compensation paid to the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Vote
24,118,723	714,059	62,573	5,967,937

Proposal Three—Advisory Vote on Frequency of Advisory Votes on the Named Executive Officers Compensation. The results of the advisory vote on the frequency of advisory votes to approve the compensation paid to the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
23,428,099	316,113	916,526	234,617	5,967,937

Based on the results of the vote, and consistent with the recommendation of the Company’s board of directors, the Company has determined to hold a non-binding advisory vote regarding the compensation of its named executive officers every year until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.

Proposal Four—Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020 was ratified.

For	Against	Abstain
30,751,989	3,057	108,246

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: May 11, 2020	By:	/s/ Evert Schimmelpennink
Evert Schimmelpennink Chief Executive Officer